Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust New York Municipal High Income ETF

(the “Fund”)

Supplement To the Fund’s Prospectus
and Statement of Additional Information

April 18, 2023

1.	Notwithstanding anything to the contrary in the Fund’s prospectus, the section entitled “Summary Information – Fees and Expenses of the Fund” is replaced in its entirety with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Fee Waiver(1)	0.15%
Total Annual Fund Operating Expenses After Fee Waiver	0.50%

(1)	Pursuant to a contractual agreement, First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive management fees of 0.15% of average daily net assets through May 11, 2024. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days’ written notice by the Trust, on behalf of the Fund, or by the Fund's investment advisor only after May 11, 2024.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes First Trust's agreement to waive management fees of 0.15% of average daily net assets will be terminated following May 11, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$193	$347	$796

2.	Notwithstanding anything to the contrary in the Fund’s prospectus, the second paragraph of the section entitled “Management of the Fund – Management Fee” is replaced in its entirety with the following:

Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.15% of average daily net assets through May 11, 2024. The waiver agreement may be terminated by action of the Board at any time upon 60 days’ written notice by the Trust, on behalf of the Fund, or by First Trust only after May 11, 2024. First Trust has committed to the fee waiver to respond to the current interest rate environment and expects that the fee waiver will be appropriate until long-term yields increase. First Trust anticipates that if the trailing average 30-day yield of the current ten-year U.S. Treasury Bond exceeds 3.50% before May 11, 2024, among other considerations, the fee waiver may not be continued past May 11, 2024.

3.	Notwithstanding anything to the contrary in the Fund’s statement of additional information, the fifth paragraph of the section entitled “Management of the Fund – Investment Advisor” is replaced in its entirety with the following:

Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.15% of average daily net assets through May 11, 2024. The waiver agreement may be terminated by action of the Board at any time upon 60 days’ written notice by the Trust, on behalf of the Fund, or by First Trust only after May 11, 2024. First Trust has committed to the fee waiver to respond to the current interest rate environment and expects that the fee waiver will be appropriate until long-term yields increase. First Trust anticipates that if the trailing average 30-day yield of the current ten-year U.S. Treasury Bond exceeds 3.50% before May 11, 2024, among other considerations, the fee waiver may not be continued past May 11, 2024.

Please Keep this Supplement with your Fund Prospectus

and Statement of Additional Information for Future Reference